UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 18, 2006
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                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Washington                   000-22418                  91-1011792
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(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)


                 2818 N. Sullivan Road, Spokane Valley, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2006, Itron, Inc. completed an amendment to its senior secured credit facility dated December 17, 2003. The amendment reduces certain fees related to letters of credit, the revolving credit line, unused commitments and administration fees, and increases acquisition reporting thresholds. The seventh amendment to the senior secured credit facility is attached hereto as Exhibit
4.14 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibit.

The following exhibit is filed as part of this report:

 Exhibit
 Number             Description
---------          -------------------------------------------------------------

  4.14 Seventh Amendment to the Credit Agreement dated May 18, 2006, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.

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The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ITRON, INC.

Dated: May 18, 2006                   By: /s/ STEVEN M. HELMBRECHT
                                          ------------------------
                                          Steven M. Helmbrecht
                                          Sr. Vice President and Chief Financial
                                          Officer

                                  EXHIBIT INDEX
 Exhibit
 Number            Description
---------         --------------------------------------------------------------

  4.14 Seventh Amendment to the Credit Agreement dated May 18, 2006, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.